UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 28, 2013

Date of reporting period:	March 1, 2012 — February 28, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PSLAX

Putnam Small Cap Value Fund

Annual report
2|28|13

10 CENTS
THREE CENTS
ERSARY
4¢
U.S. POSTAGE
3¢

A world of investing.™

Putnam INVESTMENTS

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Small Cap Value
Fund

Annual report
2 | 28 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Federal tax information	40

About the Trustees	41

Officers	43

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. stock market has set record highs recently, thanks to steadily improving housing and employment data and the Federal Reserve’s pledge to continue to add stimulus until it believes the economy has meaningfully improved. The federal budget battle continues among Washington lawmakers, but investors appear to believe that a resolution will eventually take place.

The by-now familiar risks that have buffeted markets for a few years have not gone away entirely, but they appear to be steadily abating. Europe, while having slumped further into recession, is slowly addressing its sovereign debt problem; China’s economy appears to be improving; and here in the United States economic recovery is underway.

Times like these require a measured, balanced approach to investing. At Putnam, our investment team is actively focused on managing risk while pursuing returns. The guidance of your financial advisor is also important in helping to ensure that your portfolio remains in line with your individual goals and tolerance for risk.

We would like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking to uncover opportunities that others may have overlooked

Small-cap investing can often be as much an art as a science. Because the small-cap universe is large and can change quickly, many promising and profitable smaller companies fail to capture Wall Street’s attention. And because so many small-cap stocks represent relatively new businesses, investing in them can be both volatile and rewarding. Finding companies that offer the best prospects for success takes a trained eye and a disciplined approach.

Because of their size, smaller companies are usually more agile than larger ones and are often able to respond more quickly to market changes or demand for new products and services. Many small-cap companies are in the early stages of their corporate lives, having recently made the transition to being publicly traded. They also react differently to economic conditions than do larger companies. On one hand, an uptick in the economy can make it easier for small companies and start-ups to obtain financing; conversely, smaller companies with less robust balance sheets often have greater difficulty weathering a market downturn.

Putnam Small Cap Value Fund’s manager looks for stocks that are not only undervalued but that appear to have a catalyst that could unlock the value in the stock. Events such as a change in management, restructuring, or a new product often have this effect. In addition, the manager considers stocks that have recently fallen out of favor with investors. Because stocks of smaller companies are historically more volatile than those of blue-chip companies, the manager also carefully considers each stock’s risk/reward profile.

In-depth analysis is key to successful stock selection

Drawing on the expertise of a dedicated team of stock analysts, the fund’s portfolio manager seeks attractive value stocks. Once a stock is selected for the portfolio, it is regularly assessed by the portfolio manager to ensure that it continues to meet his criteria, including:

Valuation The manager carefully considers how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s profitability potential.

Change The manager focuses on company fundamentals against the broader context of industry trends to identify whether individual companies possess a catalyst for positive change.

Quality The manager looks for high-quality companies, seeking characteristics such as sound balance sheets, profitable business models, and competent management.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

4	Small Cap Value Fund

Interview with your fund’s portfolio manager

Equities rallied strongly in the second half of Putnam Small Cap Value Fund’s fiscal year. What factors contributed to the recovery in investor sentiment?

Stock markets tend to move in anticipation of the direction of economic growth. With the U.S. economy showing more strength, the European sovereign debt situation becoming more stable, and the Federal Reserve continuing its accommodative monetary policy, investors’ fears eased. Encouraged by the more positive outlook as well as improved business outlook, investors felt more comfortable taking risk, and the increased demand for U.S. equities pushed stock prices higher.

How did the fund perform for the 12 months ended February 28, 2013?

In a market where small-cap stocks and value-oriented investment strategies delivered relatively strong performance, the fund was favorably exposed to two of the better-performing areas of the stock market. We also think that as investors became more comfortable with the macroeconomic environment and less focused on risk-on/risk-off strategies, they returned to a more fundamental approach to investing that prizes solid corporate fundamentals.

For the period, the fund’s class A shares delivered strong absolute performance. Relatively speaking, the fund outperformed

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 2/28/13. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

Small Cap Value Fund	5

the average return for its Lipper peer group but lagged the Russell 2000 Value Index. Negative sector allocation effects, which are a residual of the fund’s bottom-up investment process, overcame positive stock selection for the period. From a sector allocation perspective, an overweight allocation relative to the benchmark to the technology sector and underweight allocations to the financials and energy sectors detracted most from performance.

Investments in health care and consumer cyclicals contributed most to returns. The fund’s health-care positioning benefited from an out-of-benchmark positioning in Addus HomeCare, a provider of quality in-home services, and M*Modal, a leader in cloud-based transcription services. In the consumer cyclicals sector, overweight positions in Deluxe, Lithia Motors, and Marriott Vacations were also rewarding.

While stock selection within the financials sector was strong, an underweight allocation to the sector dampened the sector’s contribution to overall performance. BofI Holding, the holding company for Bank of Internet Federal Bank, was the fund’s top performer for the reporting period. Results from the technology sector detracted most from performance, as both stock selection within, and an overweight allocation to, the technology sector dragged on performance. Emulex, whose stock was negatively affected by an unfavorable outcome in a patent suit, and Polycom, which was hampered by technology transitions in the videoconferencing market, were notable detractors for the period. Within energy, overweight positions in Swift Energy and Key Energy detracted most from performance. Finally, a small amount of transactional cash, arising as we redeployed proceeds from the sale of stocks, dragged on performance during a rising market.

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Small Cap Value Fund

By period end, M*Modal and Emulex had been sold from the portfolio.

Could you elaborate on holdings that contributed to performance for the period?

Overweight positions in three companies, BofI Holding, Saia, and Citizens Republic Bancorp were among the top contributors to performance for the period. BofI is an innovative lender that doesn’t incur the high fixed operating costs associated with a traditional bricks-and-mortar, branch-based distribution system. This business model, which we believe is attracting greater interest, allows management to offer interest rates on deposit products, which are generally among the highest available, and loan products that feature low rates and fees. The company received little attention from Wall Street analysts when we purchased the stock, but it has garnered increased interest, which helped to push its stock price higher.

Saia, which provides less-than-truckload transportation, benefited from management’s cost restructuring and leveraging efficiencies in its financial system. As a result, Saia’s performance far exceeded Wall Street estimates and helped the company to outperform the market by a wide margin. Investments in Citizens Republic rose in response to an announcement by the Ohio-based bank, FirstMerit, that it was acquiring Citizens Republic. The fund no longer holds stock in Citizens Republic Bancorp.

Which stocks proved most disappointing?

Swift Energy, an oil and natural gas producer, experienced a series of managerial and operational missteps during the fiscal year,

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/13. Short-term holdings and derivatives, if any, are excluded. Holdings will vary over time.

Small Cap Value Fund	7

and the stock declined. We still believe in the company’s intrinsic value and think that the market is underestimating the potential of Swift’s oil and gas assets. Key Energy provides services to domestic and international oil and natural gas production companies. Declining natural gas prices and a corresponding decrease in rig counts have had an especially acute impact on the company’s earnings and its stock price. We remain confident in Key’s prospects and believe that once natural gas prices stabilize or improve, the company’s rig counts will increase along with its earnings potential.

Did you make any noteworthy changes to the fund’s strategy during the period?

We did not make any significant changes to the portfolio’s investment strategy. We remain committed to our disciplined investment philosophy, which seeks to invest in high-quality companies that are priced at a discount to their intrinsic value and have a catalyst to unlock value that has not been fully recognized by investors. As part of our process, we take a bottom-up approach to investing and generally do not position the fund to take advantage of top-down macroeconomic trends or economic forecasts, which might tilt the portfolio too narrowly in a single direction. Thus, sector weightings are a residual of the investment process and do not represent deliberate allocations relative to the benchmark.

Do you think that the financial markets’ momentum will continue for the rest of 2013?

The outlook for developed global economies is by no means rosy, but we believe that the current environment presents an opportunity for measured risk taking, and that investors will be more willing to move off the sidelines in the absence of another perceived crisis.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are represented as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Small Cap Value Fund

By historical standards, U.S. economic growth remains sluggish and unemployment is still too high. We believe, however, that the outlook is improving, and that the U.S. economy is gradually healing from its worst recession since the 1930s. U.S. corporate profits are exceeding market expectations in large numbers, the housing market is recovering, and auto sales are approaching pre-recession levels.

As macroeconomic concerns have eased, traditional patterns have reemerged with investors refocusing on corporate fundamentals. We believe this environment should continue to be positive for the type of small-cap stocks on which we tend to focus. Our stock picking selection process will remain highly selective, supported by active, fundamental research.

Thank you, Eric, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Eric N. Harthun has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from San Diego State University. A CFA charterholder, Eric joined Putnam in 2000 and has been in the investment industry since 1994.

IN THE NEWS

The global economy continues to expand, but the rate of expansion slowed recently. Manufacturing production and services activity worldwide both eased in February, according to data compiled by JPMorgan and Market Economics. Economic growth was led by the United States, followed by China, Germany, the United Kingdom, Brazil, India, Russia, and Ireland. The rate of increase, however, dropped in most of those countries, with the United States and Russia being the exceptions. Japan’s economic output, meanwhile, was stagnant. In the still-troubled eurozone, conditions weakened substantially in France, Italy, and Spain, with output contracting sharply in these countries’ manufacturing and services sectors. While the global economic deceleration was considered slight by most observers, the expansion rate hit a four-month low in February. As the employment picture improves in the United States and around the world, economists hope that jobs growth will spur further demand.

Small Cap Value Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/13/99)		(5/3/99)		(7/26/99)		(3/29/00)		(3/30/07)	(1/3/01)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	9.11%	8.65%	8.31%	8.31%	8.31%	8.31%	8.58%	8.30%	8.84%	9.36%

10 years	158.59	143.72	140.22	140.22	139.92	139.92	146.24	137.62	152.33	165.38
Annual average	9.97	9.32	9.16	9.16	9.15	9.15	9.43	9.04	9.70	10.25

5 years	30.05	22.57	25.24	23.24	25.14	25.14	26.81	22.37	28.40	31.72
Annual average	5.40	4.15	4.60	4.27	4.59	4.59	4.86	4.12	5.13	5.66

3 years	49.31	40.73	46.13	43.13	46.00	46.00	47.15	42.00	48.13	50.46
Annual average	14.30	12.06	13.48	12.70	13.45	13.45	13.74	12.40	13.99	14.59

1 year	14.40	7.82	13.55	8.55	13.52	12.52	13.83	9.85	14.08	14.70

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

10	Small Cap Value Fund

Comparative index returns For periods ended 2/28/13

		Lipper Small-Cap Value
	Russell 2000 Value Index	Funds category average*

Annual average (life of fund)	9.52%	10.43%

10 years	182.84	195.63
Annual average	10.96	11.39

5 years	38.53	43.20
Annual average	6.74	7.37

3 years	46.55	44.89
Annual average	13.59	13.09

1 year	16.89	14.30

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/13, there were 292, 234, 204, 116, and 68 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $24,022 and $23,992, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $23,762. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $25,223 and $26,538, respectively.

Small Cap Value Fund	11

Fund price and distribution information For the 12-month period ended 2/28/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	—		—	1

Income	$0.007		—	—	—		—	$0.035

Capital gains	—		—	—	—		—	—

Total	$0.007		—	—	—		—	$0.035

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

2/29/12	$10.54	$11.18	$9.15	$9.17	$9.76	$10.11	$10.44	$10.88

2/28/13	12.05	12.79	10.39	10.41	11.11	11.51	11.91	12.44

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/13/99)		(5/3/99)		(7/26/99)		(3/29/00)		(3/30/07)	(1/3/01)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	9.39%	8.93%	8.59%	8.59%	8.58%	8.58%	8.86%	8.58%	9.12%	9.64%

10 years	168.64	153.20	149.64	149.64	149.30	149.30	155.86	146.91	162.12	175.76
Annual average	10.39	9.74	9.58	9.58	9.57	9.57	9.85	9.46	10.12	10.68

5 years	37.63	29.72	32.53	30.53	32.55	32.55	34.21	29.51	35.85	39.38
Annual average	6.60	5.34	5.79	5.47	5.80	5.80	6.06	5.31	6.32	6.87

3 years	44.25	35.96	41.09	38.09	40.99	40.99	42.16	37.18	43.15	45.41
Annual average	12.99	10.78	12.16	11.36	12.13	12.13	12.44	11.11	12.70	13.29

1 year	16.54	9.84	15.67	10.67	15.64	14.64	15.88	11.83	16.26	16.75

See the discussion following the Fund performance table on page 10 for information about the calculation of fund performance.

12	Small Cap Value Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 2/29/12	1.40%	2.15%	2.15%	1.90%	1.65%	1.15%

Annualized expense ratio for
the six-month period ended
2/28/13*	1.26%	2.01%	2.01%	1.76%	1.51%	1.01%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report because it includes an impact of 0.10% in fees and expenses of acquired funds. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2012, to February 28, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.61	$10.53	$10.52	$9.22	$7.92	$5.30

Ending value (after expenses)	$1,115.40	$1,112.40	$1,111.00	$1,113.20	$1,114.10	$1,116.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Small Cap Value Fund	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2013, use the following calculation method. To find the value of your investment on September 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.31	$10.04	$10.04	$8.80	$7.55	$5.06

Ending value (after expenses)	$1,018.55	$1,014.83	$1,014.83	$1,016.07	$1,017.31	$1,019.79

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Small Cap Value Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Small Cap Value Fund	15

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2013, Putnam employees had approximately $366,000,000 and the Trustees had approximately $87,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Small Cap Value Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Small Cap Value Fund	17

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Putnam Small Cap Value Fund (the fund), a series of Putnam Investments Funds, including the fund’s portfolio, as of February 28, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2013 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Small Cap Value Fund as of February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
April 8, 2013

18	Small Cap Value Fund

The fund’s portfolio 2/28/13

COMMON STOCKS (93.0%)*	Shares	Value

Aerospace and defense (1.4%)
Esterline Technologies Corp. †	13,612	$938,275

Huntington Ingalls Industries, Inc.	18,700	898,348

Innovative Solutions & Support, Inc.	104,405	478,175

		2,314,798
Airlines (0.2%)
SkyWest, Inc.	30,342	424,788

		424,788
Auto components (0.4%)
Stoneridge, Inc. †	100,915	650,902

		650,902
Capital markets (2.0%)
Cowen Group, Inc. Class A †	308,054	804,021

Horizon Technology Finance Corp.	65,911	970,210

Medley Capital Corp.	48,900	732,522

THL Credit, Inc.	60,900	935,424

		3,442,177
Chemicals (3.5%)
ADA-ES, Inc. †	10,817	287,408

Cabot Corp. S	16,700	614,226

H.B. Fuller Co.	16,700	682,529

LSB Industries, Inc. †	22,700	879,625

Minerals Technologies, Inc.	23,697	953,567

Olin Corp.	29,100	673,956

OM Group, Inc. † S	24,400	598,776

RPM International, Inc.	37,900	1,152,539

		5,842,626
Commercial banks (8.6%)
Bancorp, Inc. (The) †	99,063	1,265,035

Eagle Bancorp, Inc. †	33,000	716,100

Financial Institutions, Inc.	56,400	1,124,052

First Connecticut Bancorp, Inc.	30,100	430,731

First Midwest Bancorp, Inc.	73,100	913,750

First of Long Island Corp. (The)	22,209	634,511

Investors Bancorp, Inc.	59,272	1,047,336

Lakeland Financial Corp.	34,200	845,424

National Bank Holdings Corp. Class A	35,211	636,967

Oriental Financial Group (Puerto Rico)	110,300	1,688,693

Pacific Premier Bancorp, Inc. †	44,702	535,083

Popular, Inc. (Puerto Rico) †	38,220	1,067,102

State Bank Financial Corp.	56,668	901,021

Synovus Financial Corp.	329,700	837,438

TCF Financial Corp.	61,800	849,132

Western Alliance Bancorp † S	69,600	925,680

		14,418,055
Commercial services and supplies (4.2%)
ACCO Brands Corp. †	135,450	1,015,875

Deluxe Corp.	41,600	1,650,688

Ennis, Inc.	51,921	813,083

G&K Services, Inc. Class A	16,500	687,555

Small Cap Value Fund	19

COMMON STOCKS (93.0%)* cont.	Shares	Value

Commercial services and supplies cont.
KAR Auction Services, Inc.	43,414	$921,245

Performant Financial Corp. † S	73,121	968,853

Steelcase, Inc. Class A	65,800	931,070

		6,988,369
Communications equipment (2.2%)
Emcore Corp. † S	133,340	777,372

Extreme Networks †	289,280	1,012,480

Oplink Communications, Inc. †	60,355	927,053

Polycom, Inc. †	101,300	922,843

		3,639,748
Computers and peripherals (1.4%)
BancTec, Inc. 144A † F	160,833	281,458

Datalink Corp. †	97,338	1,010,368

Electronics for Imaging, Inc. †	48,900	1,127,634

		2,419,460
Construction and engineering (1.4%)
EMCOR Group, Inc.	20,000	771,400

Great Lakes Dredge & Dock Corp. S	93,800	914,550

Orion Marine Group, Inc. †	56,900	541,688

UniTek Global Services, Inc. †	47,848	168,425

		2,396,063
Consumer finance (1.3%)
Encore Capital Group, Inc. † S	36,440	1,076,802

Portfolio Recovery Associates, Inc. † S	9,100	1,064,018

		2,140,820
Containers and packaging (1.2%)
Greif, Inc. Class A	19,900	1,012,313

Rock-Tenn Co. Class A	12,100	1,070,245

		2,082,558
Distributors (1.0%)
Core-Mark Holding Co., Inc.	20,966	1,004,691

VOXX International Corp. †	63,500	631,825

		1,636,516
Diversified consumer services (0.7%)
Corinthian Colleges, Inc. † S	194,400	414,072

Steiner Leisure, Ltd. (Bahamas) †	15,100	711,965

		1,126,037
Diversified financial services (0.5%)
PHH Corp. † S	37,200	781,572

		781,572
Diversified telecommunication services (0.4%)
Cogent Communications Group, Inc.	29,063	730,934

		730,934
Electric utilities (3.2%)
IDACORP, Inc.	17,900	835,751

NV Energy, Inc.	84,700	1,673,672

Portland General Electric Co.	31,900	947,111

UIL Holdings Corp.	21,395	837,828

UNS Energy Corp.	24,500	1,151,990

		5,446,352
Electrical equipment (0.5%)
General Cable Corp. †	26,900	886,086

		886,086

20	Small Cap Value Fund

COMMON STOCKS (93.0%)* cont.	Shares	Value

Electronic equipment, instruments, and components (0.6%)
Electro Scientific Industries, Inc.	88,998	$979,868

		979,868
Energy equipment and services (1.9%)
Key Energy Services, Inc. †	88,200	756,756

Matrix Service Co. †	55,700	866,692

Pioneer Energy Services Corp. † S	90,125	786,791

Tidewater, Inc. S	17,000	804,610

		3,214,849
Food and staples retail (0.9%)
Harris Teeter Supermarkets, Inc. S	13,800	593,400

Spartan Stores, Inc. S	58,036	966,880

		1,560,280
Food products (1.3%)
Chiquita Brands International, Inc. † S	109,300	678,753

Post Holdings, Inc. †	21,000	811,860

Sanderson Farms, Inc. S	13,400	679,782

		2,170,395
Gas utilities (1.0%)
Southwest Gas Corp.	35,600	1,612,680

		1,612,680
Health-care equipment and supplies (1.1%)
Cutera, Inc. †	79,159	1,021,151

Syneron Medical, Ltd. (Israel) †	87,300	896,571

		1,917,722
Health-care providers and services (3.5%)
Addus HomeCare Corp. †	71,675	631,457

Centene Corp. †	23,900	1,075,978

Ensign Group, Inc. (The) S	40,900	1,280,988

PharMerica Corp. † S	83,200	1,192,256

Providence Service Corp. (The) †	39,100	667,828

Triple-S Management Corp. Class B (Puerto Rico) †	59,500	1,068,620

		5,917,127
Health-care technology (0.5%)
MedAssets, Inc. †	49,200	908,724

		908,724
Hotels, restaurants, and leisure (0.6%)
Marriott Vacations Worldwide Corp. †	20,710	854,495

Morgans Hotel Group Co. †	23,696	116,347

		970,842
Household durables (1.5%)
La-Z-Boy, Inc. S	33,300	610,056

M/I Homes, Inc. †	47,628	1,090,681

Newell Rubbermaid, Inc.	35,100	819,234

		2,519,971
Insurance (6.3%)
Allied World Assurance Co. Holdings AG	19,400	1,703,514

American Financial Group, Inc.	24,932	1,096,011

Amtrust Financial Services, Inc. S	14,630	486,448

Arch Capital Group, Ltd. †	17,300	849,776

Employers Holdings, Inc.	31,995	672,215

Health Insurance Innovations, Inc. Class A † S	67,470	842,700

Maiden Holdings, Ltd. (Bermuda)	91,400	921,312

PartnerRe, Ltd. S	14,200	1,267,208

Small Cap Value Fund	21

COMMON STOCKS (93.0%)* cont.	Shares	Value

Insurance cont.
Reinsurance Group of America, Inc. Class A	19,319	$1,110,843

Validus Holdings, Ltd.	45,913	1,635,880

		10,585,907
Internet software and services (1.7%)
Earthlink, Inc.	169,700	985,957

Perficient, Inc. †	61,100	707,538

Web.com Group, Inc. †	66,097	1,128,937

		2,822,432
IT Services (1.6%)
Ciber, Inc. †	209,526	932,391

Convergys Corp.	55,900	927,381

InterXion Holding NV (Netherlands) †	31,900	788,887

		2,648,659
Leisure equipment and products (0.7%)
Brunswick Corp.	32,100	1,169,724

		1,169,724
Machinery (2.8%)
Columbus McKinnon Corp. †	41,700	818,154

Edwards Group, Ltd. ADR (United Kingdom) †	107,941	773,937

Hyster-Yale Materials Holdings, Inc.	12,700	650,621

Hyster-Yale Materials Holdings, Inc. Class B F	7,400	379,102

Manitowoc Co., Inc. (The)	49,200	911,184

Navistar International Corp. † S	19,400	481,702

TriMas Corp. †	23,700	679,953

		4,694,653
Media (0.4%)
MDC Partners, Inc. Class A	45,300	622,875

		622,875
Metals and mining (0.9%)
Horsehead Holding Corp. † S	65,200	689,164

Materion Corp.	30,352	839,536

		1,528,700
Multi-utilities (0.9%)
Avista Corp.	23,500	615,465

CMS Energy Corp. S	31,700	843,537

		1,459,002
Oil, gas, and consumable fuels (4.6%)
Energen Corp.	26,000	1,202,240

EPL Oil & Gas, Inc. †	32,900	846,517

EXCO Resources, Inc. S	80,800	536,512

Gulfport Energy Corp. †	20,800	851,760

Kodiak Oil & Gas Corp. †	75,300	670,170

Midstates Petroleum Co., Inc. †	84,800	632,608

PBF Energy, Inc. † S	12,300	513,525

Scorpio Tankers, Inc. (Monaco) † S	108,118	919,003

SM Energy Co.	13,400	775,592

Swift Energy Co. † S	56,100	758,472

		7,706,399
Paper and forest products (0.5%)
Domtar Corp. (Canada)	12,600	939,456

		939,456

22	Small Cap Value Fund

COMMON STOCKS (93.0%)* cont.	Shares	Value

Pharmaceuticals (0.4%)
Medicines Co. (The) †	21,550	$685,506

		685,506
Professional services (0.5%)
Kforce, Inc.	55,000	799,700

TrueBlue, Inc. †	2,816	54,602

		854,302
Real estate investment trusts (REITs) (6.8%)
American Assets Trust, Inc.	29,401	888,792

Campus Crest Communities, Inc.	78,451	983,776

Colony Financial, Inc.	53,500	1,185,025

Education Realty Trust, Inc.	72,294	788,728

EPR Properties S	19,600	956,284

iStar Financial, Inc. † S	92,500	924,075

MFA Financial, Inc.	99,760	885,869

One Liberty Properties, Inc.	36,970	802,988

Piedmont Office Realty Trust, Inc. Class A S	36,100	709,726

RAIT Financial Trust S	116,300	842,012

Summit Hotel Properties, Inc.	172,114	1,652,294

Two Harbors Investment Corp.	66,600	856,476

		11,476,045
Real estate management and development (0.4%)
Forestar Group, Inc. †	17,886	311,574

Howard Hughes Corp. (The) †	5,400	414,666

		726,240
Road and rail (1.8%)
Quality Distribution, Inc. † S	103,800	818,982

Roadrunner Transportation Systems, Inc. †	34,100	776,798

Ryder System, Inc.	12,100	680,020

Saia, Inc. †	25,655	824,295

		3,100,095
Semiconductors and semiconductor equipment (3.5%)
Ambarella, Inc. †	77,962	776,502

Entropic Communications, Inc. † S	205,100	904,491

Integrated Silicon Solutions, Inc. †	118,900	1,010,650

Photronics, Inc. † S	162,400	1,078,336

RF Micro Devices, Inc. †	228,400	1,052,924

Silicon Image, Inc. †	224,200	1,033,562

		5,856,465
Software (1.2%)
Actuate Corp. †	148,300	891,283

Mentor Graphics Corp. †	62,100	1,099,791

		1,991,074
Specialty retail (3.7%)
Aaron’s, Inc.	37,150	1,013,824

American Eagle Outfitters, Inc. S	36,600	756,888

ANN, Inc. †	15,800	446,982

Lithia Motors, Inc. Class A	23,100	949,410

Pep Boys — Manny, Moe & Jack (The) † S	80,000	890,400

Sonic Automotive, Inc. Class A	54,500	1,217,530

Stage Stores, Inc.	41,600	1,027,104

		6,302,138

Small Cap Value Fund	23

COMMON STOCKS (93.0%)* cont.	Shares	Value

Textiles, apparel, and luxury goods (1.3%)
G-III Apparel Group, Ltd. † S	21,900	$799,350

PVH Corp. S	5,664	690,158

Skechers U.S.A., Inc. Class A †	30,700	641,630

		2,131,138
Thrifts and mortgage finance (4.8%)
Berkshire Hills Bancorp, Inc.	36,800	894,240

BofI Holding, Inc. † S	30,582	1,029,696

Brookline Bancorp, Inc.	82,600	751,660

EverBank Financial Corp.	52,977	799,953

Flushing Financial Corp.	48,118	760,264

Provident New York Bancorp	93,000	835,140

Rockville Financial, Inc.	76,900	988,934

United Financial Bancorp, Inc.	56,600	846,170

Walker & Dunlop, Inc. † S	52,422	1,111,346

		8,017,403
Trading companies and distributors (0.8%)
DXP Enterprises, Inc. † S	14,600	908,120

MRC Global, Inc. †	16,069	493,640

		1,401,760
Transportation infrastructure (0.4%)
Aegean Marine Petroleum Network, Inc. (Greece) S	108,716	707,740

		707,740

Total common stocks (cost $140,648,272)		$156,568,032

INVESTMENT COMPANIES (1.2%)*	Shares	Value

Hercules Technology Growth Capital, Inc.	77,878	$975,811

New Mountain Finance Corp.	66,286	1,009,536

Total investment companies (cost $1,844,619)		$1,985,347

SHORT-TERM INVESTMENTS (18.4%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.21% [d]	22,504,173	$ 22,504,173

Putnam Short Term Investment Fund 0.10% L	8,526,411	8,526,411

Total short-term investments (cost $31,030,584)		$31,030,584

TOTAL INVESTMENTS

Total investments (cost $173,523,475)		$189,583,963

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2012 through February 28, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $168,319,734.

† Non-income-producing security.

24	Small Cap Value Fund

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$17,130,143	$—	$—

Consumer staples	3,730,675	—	—

Energy	10,921,248	—	—

Financials	51,588,219	—	—

Health care	9,429,079	—	—

Industrials	23,389,552	—	379,102

Information technology	20,076,248	281,458	—

Materials	10,393,340	—	—

Telecommunication services	730,934	—	—

Utilities	8,518,034	—	—

Total common stocks	155,907,472	281,458	379,102

Investment companies	1,985,347	—	—

Short-term investments	8,526,411	22,504,173	—

Totals by level	$166,419,230	$22,785,631	$379,102

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund	25

Statement of assets and liabilities 2/28/13

ASSETS

Investment in securities, at value, including $21,927,475 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $142,492,891)	$158,553,379
Affiliated issuers (identified cost $31,030,584) (Notes 1 and 5)	31,030,584

Dividends, interest and other receivables	177,457

Receivable for shares of the fund sold	935,188

Receivable for investments sold	1,228,320

Total assets	191,924,928

LIABILITIES

Payable for investments purchased	407,458

Payable for shares of the fund repurchased	302,941

Payable for compensation of Manager (Note 2)	80,855

Payable for custodian fees (Note 2)	9,021

Payable for investor servicing fees (Note 2)	59,679

Payable for Trustee compensation and expenses (Note 2)	97,843

Payable for administrative services (Note 2)	1,845

Payable for distribution fees (Note 2)	64,751

Collateral on securities loaned, at value (Note 1)	22,504,173

Other accrued expenses	76,628

Total liabilities	23,605,194

Net assets	$168,319,734

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$174,781,201

Undistributed net investment income (Note 1)	1,043,378

Accumulated net realized loss on investments (Note 1)	(23,565,333)

Net unrealized appreciation of investments	16,060,488

Total — Representing net assets applicable to capital shares outstanding	$168,319,734

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($133,546,671 divided by 11,079,621 shares)	$12.05

Offering price per class A share (100/94.25 of $12.05)*	$12.79

Net asset value and offering price per class B share ($3,763,517 divided by 362,257 shares)**	$10.39

Net asset value and offering price per class C share ($9,243,922 divided by 887,644 shares)**	$10.41

Net asset value and redemption price per class M share ($1,294,078 divided by 116,486 shares)	$11.11

Offering price per class M share (100/96.50 of $11.11)*	$11.51

Net asset value, offering price and redemption price per class R share
($380,534 divided by 31,949 shares)	$11.91

Net asset value, offering price and redemption price per class Y share
($20,091,012 divided by 1,614,779 shares)	$12.44

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

26	Small Cap Value Fund

Statement of operations Year ended 2/28/13

INVESTMENT INCOME

Dividends (net of foreign tax of $4,011)	$3,026,759

Interest (including interest income of $6,436 from investments in affiliated issuers) (Note 5)	6,436

Securities lending (Note 1)	60,397

Total investment income	3,093,592

EXPENSES

Compensation of Manager (Note 2)	1,004,942

Investor servicing fees (Note 2)	469,224

Custodian fees (Note 2)	20,466

Trustee compensation and expenses (Note 2)	14,556

Distribution fees (Note 2)	458,195

Administrative services (Note 2)	5,508

Other	110,589

Total expenses	2,083,480

Expense reduction (Note 2)	(45,897)

Net expenses	2,037,583

Net investment income	1,056,009

Net realized gain on investments (Notes 1 and 3)	15,582,231

Net unrealized appreciation of investments during the year	4,545,717

Net gain on investments	20,127,948

Net increase in net assets resulting from operations	$21,183,957

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund	27

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 2/28/13	Year ended 2/29/12

Operations:
Net investment income	$1,056,009	$336,051

Net realized gain on investments	15,582,231	24,930,845

Net unrealized appreciation (depreciation) of investments	4,545,717	(28,006,747)

Net increase (decrease) in net assets resulting
from operations	21,183,957	(2,739,851)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(80,271)	(376,621)

Class Y	(46,918)	(75,144)

Increase in capital from settlement payments (Note 7)	—	180,341

Redemption fees (Note 1)	3,085	8,195

Decrease from capital share transactions (Note 4)	(18,537,235)	(26,646,520)

Total increase (decrease) in net assets	2,522,618	(29,649,600)

NET ASSETS

Beginning of year	165,797,116	195,446,716

End of year (including undistributed net investment income
of $1,043,378 and $114,558, respectively)	$168,319,734	$165,797,116

The accompanying notes are an integral part of these financial statements.

28	Small Cap Value Fund

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Small Cap Value Fund	29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	net assets (%) [d]	net assets (%)	turnover (%)

Class A
February 28, 2013	$10.54	.08	1.44	1.52	(.01)	—	(.01)	—	—	$12.05	14.40	$133,547	1.28	.71	64
February 29, 2012	10.62	.02	(.08)	(.06)	(.03)	—	(.03)	—	.01 [e]	10.54	(.46)	135,453	1.30	.24	64
February 28, 2011	8.10	.02	2.50	2.52	— [b]	—	— [b]	—	—	10.62	31.13	162,096	1.30	.20	68
February 28, 2010	4.69	.01	3.54	3.55	(.14)	—	(.14)	—	—	8.10	75.74	144,577	1.46 [f]	.15 [f]	79
February 28, 2009	10.21	.09	(5.16)	(5.07)	—	(.45)	(.45)	—	—	4.69	(50.44)	111,011	1.47 [f]	1.07 [f]	53

Class B
February 28, 2013	$9.15	— [b]	1.24	1.24	—	—	—	—	—	$10.39	13.55	$3,764	2.03	(.04)	64
February 29, 2012	9.26	(.04)	(.08)	(.12)	—	—	—	—	.01 [e]	9.15	(1.19)	4,247	2.05	(.51)	64
February 28, 2011	7.11	(.04)	2.19	2.15	—	—	—	—	—	9.26	30.24	5,471	2.05	(.54)	68
February 28, 2010	4.13	(.04)	3.10	3.06	(.08)	—	(.08)	—	—	7.11	74.28	5,494	2.21 [f]	(.59) [f]	79
February 28, 2009	9.15	.02	(4.59)	(4.57)	—	(.45)	(.45)	—	—	4.13	(50.82)	4,973	2.22 [f]	.31 [f]	53

Class C
February 28, 2013	$9.17	— [b]	1.24	1.24	—	—	—	—	—	$10.41	13.52	$9,244	2.03	(.05)	64
February 29, 2012	9.28	(.04)	(.08)	(.12)	—	—	—	—	.01 [e]	9.17	(1.19)	9,397	2.05	(.51)	64
February 28, 2011	7.13	(.04)	2.19	2.15	—	—	—	—	—	9.28	30.15	10,927	2.05	(.54)	68
February 28, 2010	4.14	(.04)	3.12	3.08	(.09)	—	(.09)	—	—	7.13	74.49	9,778	2.21 [f]	(.60) [f]	79
February 28, 2009	9.18	.02	(4.61)	(4.59)	—	(.45)	(.45)	—	—	4.14	(50.88)	7,166	2.22 [f]	.32 [f]	53

Class M
February 28, 2013	$9.76	.02	1.33	1.35	—	—	—	—	—	$11.11	13.83	$1,294	1.78	.22	64
February 29, 2012	9.85	(.02)	(.08)	(.10)	—	—	—	—	.01 [e]	9.76	(.91)	1,418	1.80	(.26)	64
February 28, 2011	7.55	(.03)	2.33	2.30	—	—	—	—	—	9.85	30.46	1,544	1.80	(.30)	68
February 28, 2010	4.38	(.02)	3.30	3.28	(.11)	—	(.11)	—	—	7.55	74.90	1,375	1.96 [f]	(.35) [f]	79
February 28, 2009	9.64	.05	(4.86)	(4.81)	—	(.45)	(.45)	—	—	4.38	(50.73)	954	1.97 [f]	.55 [f]	53

Class R
February 28, 2013	$10.44	.05	1.42	1.47	—	—	—	—	—	$11.91	14.08	$381	1.53	.47	64
February 29, 2012	10.52	— [b]	(.09)	(.09)	—	—	—	—	.01 [e]	10.44	(.76)	303	1.55	(.02)	64
February 28, 2011	8.04	(.01)	2.49	2.48	—	—	—	—	—	10.52	30.85	368	1.55	(.06)	68
February 28, 2010	4.66	(.01)	3.52	3.51	(.13)	—	(.13)	—	—	8.04	75.43	213	1.71 [f]	(.12) [f]	79
February 28, 2009	10.18	.06	(5.13)	(5.07)	—	(.45)	(.45)	—	—	4.66	(50.59)	76	1.72 [f]	.75 [f]	53

Class Y
February 28, 2013	$10.88	.10	1.50	1.60	(.04)	—	(.04)	—	—	$12.44	14.70	$20,091	1.03	.94	64
February 29, 2012	10.97	.05	(.09)	(.04)	(.06)	—	(.06)	—	.01 [e]	10.88	(.27)	14,980	1.05	.49	64
February 28, 2011	8.36	.04	2.59	2.63	(.02)	—	(.02)	—	—	10.97	31.53	15,040	1.05	.46	68
February 28, 2010	4.84	.03	3.65	3.68	(.16)	—	(.16)	—	—	8.36	76.08	13,554	1.21 [f]	.42 [f]	79
February 28, 2009	10.48	.12	(5.31)	(5.19)	—	(.45)	(.45)	—	—	4.84	(50.28)	13,074	1.22 [f]	1.32 [f]	53

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	Small Cap Value Fund	Small Cap Value Fund	31

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 7).

f Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to February 28, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

February 28, 2010	0.13%

February 28, 2009	0.05

The accompanying notes are an integral part of these financial statements.

32	Small Cap Value Fund

Notes to financial statements 2/28/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from March 1, 2012 through February 28, 2013.

Putnam Small Cap Value Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks of small U.S. companies, with a focus on value stocks. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. We invest mainly in small companies of a size similar to those in the Russell 2000 Value Index.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately six years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A 1.00% redemption fee may apply on shares that are redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events

Small Cap Value Fund	33

that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $21,927,475 and the fund received cash collateral of $22,504,173.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable

34	Small Cap Value Fund

to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At February 28, 2013, the fund had a capital loss carryover of $23,141,723 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on February 28, 2018. Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary differences from losses on wash sale transactions and nontaxable dividends. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund required no such reclassifications.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$27,922,395
Unrealized depreciation	(12,285,517)

Net unrealized appreciation	15,636,878
Undistributed ordinary income	1,043,378
Capital loss carryforward	(23,141,723)
Cost for federal income tax purposes	$173,947,085

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal

Small Cap Value Fund	35

year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$382,563	Class R	955

Class B	11,180	Class Y	44,740

Class C	25,929	Total	$469,224

Class M	3,857

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $532 under the expense offset arrangements and by $45,365 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $119, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

36	Small Cap Value Fund

Class A	$321,981	Class M	9,734

Class B	37,631	Class R	1,609

Class C	87,240	Total	$458,195

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $13,333 and $88 from the sale of class A and class M shares, respectively, and received $5,005 and $222 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $99,054,626 and $116,895,431, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 2/28/13		Year ended 2/29/12

Class A	Shares	Amount	Shares	Amount

Shares sold	779,003	$8,456,289	861,593	$8,629,076

Shares issued in connection with
reinvestment of distributions	7,130	77,430	37,602	358,725

	786,133	8,533,719	899,195	8,987,801

Shares repurchased	(2,554,931)	(27,629,878)	(3,309,770)	(33,055,764)

Net decrease	(1,768,798)	$(19,096,159)	(2,410,575)	$(24,067,963)

	Year ended 2/28/13		Year ended 2/29/12

Class B	Shares	Amount	Shares	Amount

Shares sold	40,036	$373,930	70,642	$625,431

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	40,036	373,930	70,642	625,431

Shares repurchased	(141,959)	(1,323,054)	(197,217)	(1,713,823)

Net decrease	(101,923)	$(949,124)	(126,575)	$(1,088,392)

	Year ended 2/28/13		Year ended 2/29/12

Class C	Shares	Amount	Shares	Amount

Shares sold	83,155	$815,623	138,879	$1,162,797

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	83,155	815,623	138,879	1,162,797

Shares repurchased	(220,115)	(2,047,265)	(291,339)	(2,505,427)

Net decrease	(136,960)	$(1,231,642)	(152,460)	$(1,342,630)

Small Cap Value Fund	37

	Year ended 2/28/13		Year ended 2/29/12

Class M	Shares	Amount	Shares	Amount

Shares sold	2,559	$25,993	16,082	$155,582

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	2,559	25,993	16,082	155,582

Shares repurchased	(31,353)	(314,287)	(27,530)	(252,212)

Net decrease	(28,794)	$(288,294)	(11,448)	$(96,630)

	Year ended 2/28/13		Year ended 2/29/12

Class R	Shares	Amount	Shares	Amount

Shares sold	9,844	$104,587	14,658	$142,258

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	9,844	104,587	14,658	142,258

Shares repurchased	(6,932)	(73,402)	(20,641)	(205,596)

Net increase (decrease)	2,912	$31,185	(5,983)	$(63,338)

	Year ended 2/28/13		Year ended 2/29/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	518,552	$6,155,402	356,548	$3,711,603

Shares issued in connection with
reinvestment of distributions	3,949	44,229	7,299	71,817

	522,501	6,199,631	363,847	3,783,420

Shares repurchased	(284,235)	(3,202,832)	(358,797)	(3,770,987)

Net increase	238,266	$2,996,799	5,050	$12,433

Note 5: Transactions with affiliated issuers

Transactions during the reporting period with a company which is under common ownership or control, or with companies in which the fund owned at least 5% of the voting securities, were as follows:

	Market value at				Market value
	the beginning				at the end
	of the reporting	Purchase	Sale	Investment	of the reporting
Name of affiliates	period	cost	proceeds	income	period

Putnam Money
Market Liquidity
Fund*	$6,436,954	$45,834,365	$52,271,319	$6,316	$—

Putnam Short Term
Investment Fund*	—	9,244,001	717,590	120	8,526,411

Totals	$6,436,954	$55,078,366	$52,988,909	$6,436	$8,526,411

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Market values are shown for those securities affiliated at the close of the reporting period.

38	Small Cap Value Fund

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $174,710 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $5,631 related to the settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Small Cap Value Fund	39

Federal tax information (Unaudited)

The fund designated 100.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $305 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

40	Small Cap Value Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Small Cap Value Fund	41

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of February 28, 2013, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

42	Small Cap Value Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Small Cap Value Fund	43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44	Small Cap Value Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Susan G. Malloy
One Post Office Square	George Putnam, III	Vice President and
Boston, MA 02109	Robert L. Reynolds	Assistant Treasurer
W. Thomas Stephens
Custodian		James P. Pappas
State Street Bank	Officers	Vice President
and Trust Company	Robert L. Reynolds
	President	Mark C. Trenchard
Legal Counsel		Vice President and
Ropes & Gray LLP	Jonathan S. Horwitz	BSA Compliance Officer
Executive Vice President,
Independent Registered	Principal Executive Officer, and	Judith Cohen
Public Accounting Firm	Compliance Liaison	Vice President, Clerk, and
KPMG LLP		Associate Treasurer
Steven D. Krichmar
	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Small Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN069
279988 4/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

February 28, 2013	$36,471	$--	$4,100	$ —
February 28, 2012	$48,651	$--	$4,000	$ —

For the fiscal years ended February 28, 2013 and February 28, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,100 and $4,000 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

February 28, 2013	$ —	$ —	$ —	$ —

February 28, 2012	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 26, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 26, 2013